EXHIBIT 5.9
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                                                               December 17, 2001

                             SUBSCRIPTION AGREEMENT
                                       AND
                      CONFIDENTIAL PURCHASER QUESTIONNAIRE

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                             POWERSOURCE CORPORATION

1.  Subscription.

         1.1 The undersigned (the "Purchaser"), intending to be legally bound hereby, subscribes for the number of shares of Common Stock (the "Shares") or (the "Securities") set forth in Section 14 hereof, of the Securities of POWERSOURCE CORPORATION, a Nevada corporation (the "Company"). The Offering will consist of up to One Million (1,000,000) shares of Series B Preferred Stock of the Company (the "Preferred Shares"), at a purchase price per share of One Hundred Dollars ($100.00).

         1.2 The Purchaser hereby irrevocably agrees to deliver directly to the Selling Agent (for those Shares placed with the assistance of such Agent), or directly to the Company (for those Shares placed by the Company), payment for the Shares together with a completed copy of this Subscription Agreement in accordance with the terms and conditions herein set forth.

         1.3 The purchase price will be paid in accordance with the terms and conditions of the Conversion Agreement and General Release, dated December ___, 2001 (the "Conversion Agreement"), the terms of which are incorporated herein by this reference.

Representations and Warranties.

FOR ALL PURCHASERS:

         2.1 PURCHASER REPRESENTS AND WARRANTS TO THE COMPANY THAT PURCHASER IS SUBSCRIBING TO THE SHARES OFFERED HEREBY BASED SOLELY UPON THE INFORMATION CONTAINED IN THE COMPANY'S FORM 10-QSB FOR THE QUARTER ENDED SEPTEMBER 30, 2001, FORM 10-SB, AND CONVERSION AGREEMENT AND GENERAL RELEASE WHICH WAS DELIVERED TO PURCHASER BY THE COMPANY OR BY THE COMPANY'S PLACEMENT AGENT AND THE PURCHASER'S OWN ANALYSIS OF THE COMPANY AND ITS BUSINESS PROSPECTS. PURCHASER REPRESENTS AND WARRANTS TO THE COMPANY THAT NO PERSON OTHER THAN AN AUTHORIZED OFFICER, DIRECTOR, OR EMPLOYEE OF THE COMPANY OR THE PLACEMENT AGENT HAS MADE ANY RECOMMENDATIONS OR PROVIDED ANY ADVICE RELATING TO THE COMPANY AND/OR THE PRIVATE PLACEMENT MADE HEREUNDER. PURCHASER REPRESENTS AND WARRANTS TO THE COMPANY THAT IT HAS NOT RECEIVED OR RELIED UPON ANY SALES LITERATURE OR OTHER COMMUNICATIONS, WHETHER WRITTEN OR VERBAL, PROVIDED BY ANY PARTY, EXCEPT FOR THE MEMORANDUM EXPRESSLY AUTHORIZED BY THE COMPANY.

                                                                      ----------
                                                                       (INITIAL)

         2.2 The Purchaser hereby represents and warrants to the Company as follows:

         2.2.1 The Purchaser understands the risks and other considerations relating to a purchase of the Shares.

         2.2.2 The Purchaser is (check applicable box):

                  (a ) [ ] limited liability company or partnership not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

                  (b) [ ] any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

                  (c) [ ] an individual. (See paragraph 2.2.3 (a) below.)

                  (d) [ ] none of the above. (See paragraph 2.2.3 (b) below.)

                                                                      ----------
                                                                      (INITIAL)

         2.2.3 (a) If the Purchaser checked the box in paragraph 2.2.2 (c) for "an individual," then the Purchaser (check applicable box):

                      [ ] is a director, executive officer or general partner of the issuer of the securities being offered or sold or a director, executive officer or general partner of a general partner of that issuer.

                      [ ] has an individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeding $1,000,000.

                      [ ] had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

                      [ ] none of the above.

                                                                      ----------
                                                                      (INITIAL)

                  (b) If the Purchaser checked the box in paragraph 2.2.2 (d) for "none of the above," then the Purchaser is an entity each equity owner of which is an entity described in a - b under paragraph 2.2.2 or is an individual who could check one of the first three boxes under paragraph 2.2.3 (a).

                                                                      ----------
                                                                      (INITIAL)

         2.2.4 The Purchaser has either a pre-existing personal or business relationship with the Company and its officers, directors and controlling persons or by reason of his business or financial expertise, has the capacity to protect his own interest in connection with this transaction.

         2.2.5 The Purchaser is acquiring the Shares solely for the Purchaser's own account for investment purposes as a principal and not with a view to resale or distribution of all or any part thereof. The Purchaser is aware that there are legal and practical limits on the Purchaser's ability to sell or dispose of the Shares, and, therefore, that the Purchaser must bear the economic risk of the investment for an indefinite period of time.

         2.2.6 The Purchaser has reached the age of majority (if an individual) according to the laws of the jurisdiction in which he resides and has adequate means of providing for the Purchaser's current needs and possible personal contingencies and has no need for liquidity of this investment. The Purchaser's commitment to liquid investments is reasonable in relation to the Purchaser's net worth.

         2.2.7 The Purchaser understands that the Shares are being offered and sold in reliance on specific exemptions from the registration requirements of federal law and that the representations, warranties, agreements, acknowledgments and understandings set forth herein are required in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire such securities.

         2.2.8 The Purchaser, if executing this Subscription Agreement in a representative or fiduciary capacity, has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, partnership, trust, estate, limited liability company or other entity for whom or which the Purchaser is executing this Subscription Agreement.

         2.2.9 If the Purchaser is a corporation, the Purchaser is duly and validly organized, validly existing and in good tax and corporate standing as a limited liability company under the laws of the jurisdiction of its incorporation with full power and authority to purchase the Shares to be purchased by it and to execute and deliver this Subscription Agreement.

         2.2.10 If the Purchaser is a partnership, the representations, warranties, agreements and understandings set forth above are true with respect to all partners in the Purchaser (and if any such partner is itself a partnership, all persons holding an interest in such partnership, directly or indirectly, including through one or more partnerships), and the person executing this Subscription Agreement has made due inquiry to determine the truthfulness of the representations and warranties made hereby.

         2.2.11 If the Purchaser is purchasing in a representative or fiduciary capacity, the above representations and warranties shall be deemed to have been made on behalf of the person or persons for whom the Purchaser is so purchasing.

         2.2.12 Within five (5) days after receipt of a request from the Company, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject.

         2.2.13 The Purchaser has been granted the opportunity to conduct a full and fair examination of the records, documents and files of the Company, to ask questions of and receive answers from representatives of the Company, its officers, directors, employees and agents concerning the terms and conditions of this offering, the Company and its business and prospects, and to obtain any additional information which the Purchaser deems necessary to verify the accuracy of the information received.

         2.2.14 The Shares were not offered to the Purchaser through an advertisement in printed media of general and regular circulation, radio or television.

         2.2.15 The Purchaser has relied completely on the advice of, or has consulted with, his own personal tax, investment, legal or other advisors and has not relied on the Company or any of its affiliates, officers, directors, attorneys, accountants or any affiliates of any thereof and each other person, if any, who controls any thereof, within the meaning of Section 15 of the Securities Act, except to the extent such advisors shall be deemed to be as such.

         2.2.16 The Purchaser has examined the Company's Form 10-QSB for the quarter ended September 30, 2001, the Company's Form 10-SB, and Conversion Agreement, dated December ___, 2001.

         2.2.17 If the Purchaser has consulted a purchaser representative ("Purchaser Representative") to evaluate the merits and risks of the undersigned's investment in the securities, the Purchaser Representative has completed a Purchaser Representative Questionnaire in the form supplied to him. The Purchaser or the Purchaser Representative has been granted the opportunity to examine documents and files, to ask questions of and receive answers from representatives of the Company, its officers, directors, employees and agents concerning the terms and conditions of the Offering, the Company and its business and prospects, and to obtain any additional information which the Purchaser or the Purchaser Representative deems necessary to verify the accuracy of the information received.

         2.2.18 The Purchaser either alone or with his Purchaser Representative has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

3.       Acknowledgments.

         The Purchaser is aware that:

         3.1 The Purchaser recognizes that investment in the Company involves significant risks, including the potential loss by the Purchaser of his entire investment herein, and the Purchaser has taken full cognizance of and understands all of the risk factors related to the purchase of the Shares. The Purchaser recognizes that any information which may have been provided to the Purchaser does not purport to contain all the information which would be contained in a registration statement under the Securities Act.

         3.2 No federal, state or other governmental agency has passed upon the Shares or made any finding or determination as to the fairness of this transaction.

         3.3 The Shares and any component thereof have not been registered under the Securities Act or any applicable state securities laws by reason of exemptions from the registration requirements of the Securities Act and such laws, and may not be offered, sold, transferred, pledged, assigned or otherwise disposed of in the absence of an effective registration statement for the Shares and any component thereof under the Securities Act or unless an exemption from such registration is available.

         3.4 The Purchaser will not attempt to offer, sell, transfer, pledge, assign or otherwise dispose of all or any portion of the Shares and any component thereof in the absence of either an effective registration statement or an opinion of securities counsel satisfactory in form and substance, and acceptable to the Company and its counsel, that such proposed offer, sale, transfer, pledge, assignment or other disposition would not be in violation of the Securities Act.

         3.5 There may never be any market for the Shares or the components thereof and there may not be a market for the underlying shares of the Shares at the time of the conversion of the Warrants into Shares. Therefore, the Purchaser may bear the economic risk of the Purchaser's investment for an indefinite period of time.

4.       Acceptance of Subscription.

         The Purchaser hereby confirms that the Company has full right in its sole discretion to accept or reject the subscription of the Purchaser, provided that, if the Company decides to reject such subscription, the Company must do so promptly and in writing. In the case of rejection, any cash payments and copies of all executed Subscription Documents will be promptly returned (without interest or deduction in the case of cash payments). In the case of acceptance, ownership of the number of Shares being purchased hereby will pass to the Purchaser upon issuance of the Shares subscribed for.

5.       Indemnification.

         The Purchaser agrees to indemnify and hold harmless the Company and all of its affiliates, officers, directors, attorneys, accountants and affiliates of any thereof and each other person, if any, who controls any thereof, within the meaning of Section 15 of the Securities Act, against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses reasonably incurred in investing preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any allegedly false representation or warranty or breach of or failure by the Purchaser to comply with any covenant or agreement made by the Purchaser herein or in any other document furnished by the Purchaser to any of the foregoing in connection with this transaction.

6.       Irrevocability.

         The Purchaser hereby acknowledges and agrees, subject to the provisions of any applicable state securities laws providing for the refund of subscription amounts submitted by the Purchaser, if applicable, that the subscription hereunder is irrevocable and that the Purchaser is not entitled to cancel, terminate or revoke this Subscription Agreement and that this Subscription Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the Purchaser, and the Purchaser's respective heirs, executors, administrators, successors, legal representatives and assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several, and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and each such person's heirs, executors, administrators, successors, legal representatives and assigns.

7.       Modification.

         Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge or termination is sought.

8.       Notices.

         Any notice, demand or other communication which any party hereto may be required or may elect to give anyone interested hereunder shall be sufficiently given if: (a) deposited, postage prepaid, in the United States or any other country of the Purchaser's residence mail box, stamped registered or certified mail, return receipt requested, or by overnight courier, and addressed, in the case of the Company, to the address given in the preamble hereof, and, if to the Purchaser, to the address set forth hereinafter; or (b) delivered personally at such address; or (c) telecopied to the Company, and if to the Purchaser, at the number set forth in this Subscription Agreement.

9.       Counterparts.

         This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute an agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

10.      Entire Agreement.

         This Subscription Agreement contains the entire agreement of the parties with respect to the subject matter hereof, and there are no representations, warranties, covenants or other agreements except as stated or referred to herein.

11.      Severability.

         Each provision of this Subscription Agreement is intended to be severable from every other provision and the invalidity or illegality of the remainder hereof.

12.      Transferability; Assignability.

         This Subscription Agreement is not transferable or assignable by the Purchaser.

13.      Applicable Law.

         This Subscription Agreement and all rights hereunder shall be governed by, and interpreted in accordance with the laws of the State of California.

14.      Subscription Information.

         The Purchaser hereby subscribes for Shares in the amounts, and tenders an executed Conversion Agreement and General Release in consideration therefor, as further set forth below.

         14.1      Number of Shares subscribed for:

_________ Shares at a purchase price of $100.00 per Share, in the total amount of ________________________________ Dollars ($______________________) against payment in cash of such amount. Purchaser hereby delivers this Subscription Agreement and concurrently herewith tenders an executed Conversion Agreement and General Release to the Company.

         Name(s) in which Shares                      Form of joint
         are to be registered:                        ownership (if applicable):

         _______________________________________     [ ] Community Property
           (Print)
                                                     [ ] Tenants-in-Common

         _______________________________________     [ ] Joint Tenants with
           (Print)                                       Rights of Survivorship

         If the Shares hereby subscribed for are to be owned by more than one person in any manner, the Purchaser understands and agrees that all of the co-owners of such Shares must sign this Subscription Agreement.

IN WITNESS WHEREOF, the undersigned Purchaser does represent and certify under penalty of perjury, by executing the Purchaser's signature pages of this Subscription Agreement, that the foregoing statements are true and correct and that he has (they have) by the following signature(s) executed this Subscription Agreement this ______ day of _________________________, 2001 at
_________________________________.

Subscription received and accepted at ___________, ___________.

         POWERSOURCE CORPORTION

         By: _____________________________          Date: _______________, 2001.

TYPE OF OWNERSHIP

(Check One)

_________         Individual (One signature required)

_________         Joint Tenants with Right of Survivorship (Both parties must sign)

_________         Tenants in Common (Both parties must sign)

_________         Community Property (One signature required if interest held in one name, I.E., managing spouse, two signatures required if interest held in both names)

_________         Trust (Please include copy of instrument creating Trust)

_________         Limited liability company (Please include evidence of
                  authorization to purchase in form of resolutions or Articles of Incorporation and By-Laws)

_________         Partnership (Please include copy of Partnership Agreement)

                  --------------------------------------------------------------
                  Please print here the exact name (registration) Purchaser desires for securities

SIGNATURE PAGE

FOR INDIVIDUAL PURCHASERS

Purchaser #1                                Purchaser #2

--------------------------------------      ------------------------------------
Signature                                   Signature

--------------------------------------      ------------------------------------
Social Security Number                      Social Security Number

--------------------------------------      ------------------------------------
Print or Type Name                          Print or Type Name

Residence Address and                       Residence Address and
Telephone and Telecopier Numbers:           Telephone and Telecopier Numbers:

--------------------------------------      ------------------------------------

--------------------------------------      ------------------------------------

--------------------------------------      ------------------------------------

--------------------------------------      ------------------------------------

Executed at:                                Executed at:

----------------  ---------------           ---------------------------------
City                       State             City              State

This ________ day of _________, 2001.       This _______ day of _________, 2001.

Mailing Address and Telephone and Telecopier Numbers, if different:

-------------------------------------------------------

-------------------------------------------------------

-------------------------------------------------------

-------------------------------------------------------

SIGNATURE PAGE

FOR CORPORATE PURCHASERS

(Please include evidence of authorization to purchase in form of resolutions or Articles of Incorporation and Bylaws)

Name of corporation (please print or type):
_____________________________________________________________

By: _______________________________________
      (Signature of authorized agent)

Name of Authorized Agent: ____________________________________________

Title: _____________________________________

Taxpayer Identification No.: ___________________________________________

Address and Telephone and Telecopier Numbers of Principal Corporate Offices:

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Mailing Address and Telephone and Telecopier Numbers, if different:

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Executed at ________________________, _____________________, __________________,
            (City)                    (State)                (Country)

This __________ day of _________________, 2001.

SIGNATURE PAGE

FOR PARTNERSHIP PURCHASERS

(Please include copy of Partnership Agreement)

Name of partnership (please print or type):

-------------------------------------------------------------

By: _______________________________________
      Signature of general partner

Name of General Partner: ___________________________________________

By: _______________________________________

    Signature of additional general partner (if required by Partnership
    Agreement)

Name of General Partner (please print or type):
_______________________________________________

Taxpayer Identification No.: ___________________________________________

Address and Telephone and Telecopier Numbers of Principal Partnership Offices:

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Mailing Address and Telephone and Telecopier Numbers, if different:

ATTENTION: GENERAL PARTNER

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Executed at ________________________, __________________, _____________________,
            (City)                    (State)             (Country)

This __________ day of _________________, 2001.

SIGNATURE PAGE

FOR TRUST PURCHASERS

(Please include copy of instrument creating Trust)

Name of Trust (please print or type):
_______________________________________________________________

Name of Trustee (please print or type):
________________________________________________

Date Trust was formed: _________/___________/____________

By: ___________________________________________
       Trustee's Signature

Taxpayer Identification No.: _________________________________________

Trustee Mailing Address and Telephone and Telecopier Numbers:

ATTENTION: TRUSTEE

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Executed at ________________________, __________________, _____________________,
            (City)                    (State)             (Country)

This __________ day of _________________, 2001.

                             PURCHASER QUESTIONNAIRE

SECTION A

ITEM I.

ALL INVESTORS MUST INITIAL THE FOLLOWING LINE AND COMPLETE THE FOLLOWING:

A. I understand that the representations contained in this Section A of the Purchaser Questionnaire are made for the purpose of establishing my status as an accredited investor as that term is defined by the Securities and Exchange Commission for the purpose of inducing a sale of the Company's securities to me. I hereby represent that the statement or statements initialed below and throughout this Purchaser Questionnaire or information set forth herein and elsewhere, including the Subscription Agreement, are true and correct in all respects. I understand that a false representation may constitute a violation of law, and that any person who suffers damage as a result of a false representation may have a claim against me for damages.

                                                                   -------------
                                                                       (INITIAL)
B.       Name of Subscriber

Provide the full legal name of the Subscriber(s). In the case of organizations, provide the type of entity (e.g., corporation, partnership, or trust) and its state of organization.

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C.       Residence Address and Telephone Number (Individuals).
Please indicate your residence address and telephone number.

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(Address)
--------------------------------------------------------------------------------
(Address)
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(City, State, Zip)
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(Telephone)

D.       Business Address and Telephone Number (All Investors).
Please indicate your business address and telephone number.

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(Address)
--------------------------------------------------------------------------------
(Address)
--------------------------------------------------------------------------------
(City, State, Zip)
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(Telephone)

METHOD OF INVESTMENT EVALUATION.

Please select and initial one of the following alternatives:

ALTERNATIVE ONE: The undersigned has knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of an investment in the securities being offered and protecting the undersigned's own interest in this transaction, and does not desire to utilize the services of any other person in connection with evaluating such merits and risks. As evidence of the requisite degree of knowledge and experience, the undersigned hereby offers the information provided in this Purchaser Questionnaire.

[  ]  -------------
          (INITIAL)

ALTERNATIVE TWO: The undersigned intends to utilize the services of a Purchaser Representative acceptable to the Company in connection with evaluating the merits and risks of an investment in the Shares. The undersigned hereby acknowledges the following named person(s) to be the undersigned's Purchaser Representative(s) in connection with evaluating the risks of the securities being offered.

[  ]  -------------
          (INITIAL)

If applicable, list name(s), address(es), and telephone number(s) of Purchaser Representative(s):

--------------------------------------------------------------------------------
(Name)
--------------------------------------------------------------------------------
(Address)
--------------------------------------------------------------------------------
(Address)
--------------------------------------------------------------------------------
(City, State, Zip)
--------------------------------------------------------------------------------
(Telephone)

Subscribers who utilize a Purchaser Representative should have their Purchaser Representative complete the Purchaser Representative Questionnaire set forth below. The undersigned understands that the undersigned may not have the opportunity to enter into the proposed transaction unless the Purchaser Representative(s) provides all such information to the Company in the attached Purchaser Representative Questionnaire and the Company finds such information acceptable.

The undersigned represents that the undersigned and the above-named Purchaser Representative(s) have such knowledge and experience in financial and business matters that together they are capable of evaluating the merits and risks of an investment in the securities being offered.

ITEM II.

ALL INDIVIDUAL SUBSCRIBERS QUALIFYING AS ACCREDITED INVESTORS MUST INITIAL ONE OR MORE OF THE FOLLOWING THREE (3) STATEMENTS WHICH ARE TRUE:

A. I certify that I am an accredited investor because I had individual income (exclusive of any income attributable to my spouse) of more than $200,000 in each of the most recent two (2) years and I reasonably expect to have an individual income in excess of $200,000 for the current year. For purposes of this Purchaser Questionnaire, individual income means adjusted gross income, as reported for federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any tax exempt interest income received, (ii) the amount of losses claimed as a limited partner in a limited partnership, (iii) any deduction claimed for depletion, (iv) amounts contributed to an IRA or Keogh retirement plan, (v) alimony paid and (vi) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code.

[  ]  -------------
          (INITIAL)

B. I certify that I am an accredited investor because I and my spouse had joint income of more than $300,000 in each of the most recent two (2) years and I reasonably expect to have such joint income with my spouse in excess of $300,000 for the current year. For purposes of this Purchaser Questionnaire, joint income shall be determined as set forth in Item II(A) above for individual's income, except any income attributable to a spouse or property owned by a spouse shall be included.

[  ]  -------------
          (INITIAL)

C. I certify that I am an accredited investor because I have an individual net worth, or my spouse and I have a combined net worth, in excess of $1,000,000. For purposes of this paragraph, "net worth" means the excess of total assets at fair market value, including home and personal property, over total liabilities.

[  ]  -------------
          (INITIAL)

D.       Business.

(i)  Please indicate your present business affiliation and your present title.

---------------------------------------
(Affiliation)

---------------------------------------
(Title)

(ii) Please indicate any corporations of which you are a director or any partnership in which you are a general partner.

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                                      B-14

E. Education.

Please describe any education following high school, including degrees obtained and schools attended.

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F. Prior Investment Experience.

(i) Please indicate how frequently you invest in marketable securities (e.g., publicly-traded stock, bonds and debentures):

[  ] often         [  ] occasionally     [  ] seldom     [  ] never

Please indicate how frequently you invest in unmarketable securities:

[  ] often         [  ] occasionally     [  ] seldom     [  ] never

(ii) Please briefly describe the nature of your investment experience identified in your answers to (a) and (b) above, and any other investment experience not covered above which would indicate you ability to evaluate an investment in the Shares. If additional space is necessary, please use the opposite side of this page or attach additional pages.

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(iii) Do you make your own investment decisions with respect to the investment listed above?

         [  ]  YES         [  ] NO

(iv) What are the principal sources of your investment knowledge or advice? (Check all that apply)

[  ]  First hand experience    [  ]  Broker(s)               [  ]  Attorney(s)

[  ]  Financial publications   [  ]  Investment Advisor(s)   [  ]  Accountant(s)

ITEM III.

PARTNERSHIPS, CORPORATIONS OR TRUSTS WHICH QUALIFY AS ACCREDITED INVESTORS MUST INITIAL ONE OR BOTH OF THE FOLLOWING STATEMENTS WHICH ARE TRUE:

A. On behalf of the subscriber, I hereby certify that the subscriber (i) if a corporation, business trust or partnership was not formed for the purpose of acquiring the Shares and has total assets in excess of $5,000,000, or (ii) if a trust was not formed for the purpose of acquiring the Shares, has total assets in excess of $5,000,000 and the trustee has such experience in financial and business matters that the trustee is capable of evaluating the merits and risks of the investment in the Shares. (For purposes of this provision only, partnerships may aggregate the net worth (as defined in Item 11 (C) above) of their partners to qualify as an accredited subscriber and each general partner should complete the separate special Purchaser Representative Questionnaire, set forth in Section C hereof.)

[  ]  -------------
          (INITIAL)

B. On behalf of the subscriber, I hereby certify that all of the beneficial owners of equity in the subscriber qualify as accredited investors. Trusts may qualify under this provision only if the trust may be amended or revoked by the grantor(s), each of whom qualifies as an accredited individual investor. For purposes hereof, Individual Retirement Accounts (IRA) for a person who is an "accredited investor" is itself an accredited investor. (Subscribers attempting to qualify under this Item should have each beneficial owner or grantor complete the separate Purchaser Representative Questionnaire.)

[  ]  -------------
          (INITIAL)

C.       Organization.

Please provide the following information:

(i) Date organization was formed:  ____________________________________________

(ii) Was the organization formed for the specific purpose of investing in the Company?

         [  ]  YES                  [  ]  NO

(iii) Describe the type of business conducted by the organization.

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ITEM IV.

EMPLOYEE BENEFIT PLANS WITHIN THE MEANING OF TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 WHICH QUALIFY AS ACCREDITED INVESTORS MUST INITIAL ONE OR MORE OF THE FOLLOWING STATEMENTS WHICH ARE TRUE:

The subscriber is such an employee benefit plan with total assets in excess of $5,000,000.

[  ]  -------------
          (INITIAL)

B. The subscriber is such a self-directed employee benefit plan with the investment decisions made solely by persons who are accredited investors. (Investors who qualify under this Item should have each person making the investment decisions on behalf of the plan complete the separate Purchaser Representative Questionnaire.)

[  ]  -------------
          (INITIAL)

C. The subscriber is such an employee benefit plan, and the investment decision is made by a plan fiduciary, as defined in the said act, which is either a bank, savings and loan association, insurance company or registered investment adviser.

[  ]  -------------
          (INITIAL)

ITEM V.

Equity Owners.

(This Item must be completed by any organization which is an accredited investor because all of its equity owners are accredited investors, i.e., all organizations which initialed Section 2.1.3(b) of their Subscription Agreement.)

The names of all of the equity owners of the organizations are as follows:

-------------------------------             ------------------------------------

-------------------------------             ------------------------------------

-------------------------------             ------------------------------------

IMPORTANT: All organizations required to complete this Item V must furnish a completed, dated and signed copy of this Purchaser Questionnaire for each individual or organization listed above as an equity owner. Any organization listed above which is an accredited investor because all of its equity owners are accredited investors must, in turn, submit appropriate Purchaser Questionnaires for its equity owners.

SECTION B

ALL INVESTORS REPRESENT THAT:

1. The information contained herein is complete and accurate and may be relied upon,

2. I will notify you immediately of any material adverse change in any of such information occurring prior to the acceptance of my subscription, and

3. The undersigned is a resident of the State of:  ____________________________.

IN WITNESS WHEREOF, the undersigned has supplied the requested information and executed this Purchaser Questionnaire this __________ day of __________________________________, 2001.

Signature of Investor: ________________________________________

Print Name:  __________________________________________________

Signature of Additional Investor:  ____________________________

Print Name:  __________________________________________________

PURCHASER REPRESENTATIVE QUESTIONNAIRE

Name and address of prospective Purchaser:
--------------------------------------------------------------------------------
(Name)
--------------------------------------------------------------------------------
(Address)
--------------------------------------------------------------------------------
(Address)
--------------------------------------------------------------------------------
(City, State, Zip)

2.
(i)  Name of Purchaser Representative:  ________________________________

Business Address:

--------------------------------------------------------------------------------
(Address)
--------------------------------------------------------------------------------
(Address)
--------------------------------------------------------------------------------
(City, State, Zip)
--------------------------------------------------------------------------------
(Telephone)

List your:

(i) present occupation or position, indicating the period of such practice or employment and any field of professional specialization;

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(ii) business or professional education, indicating any degrees received;

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(iii) professional licenses or registrations, including brokerage licenses, broker-dealer registrations, etc.

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Describe your experience in advising clients about investments of this type.

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                                      B-18

5. Describe generally any professional, business, financial or investment experience which would assist you in evaluating the merits and risks of an investment as described in the Offering Memorandum.

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6. State the length of time and capacity in which you have known the prospective
Purchaser.

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7. Are you an affiliate of the Company or its officers, directors, employees, controlling stockholders or any of their affiliates, or the beneficial owner of 10% or more of the equity interest in or any class or equity securities of, any of the foregoing? (An "affiliate" of a person or entity directly or indirectly through one or more intermediaries controls or is controlled by or is under common control with such person or entity.)

         [  ]  YES                  [  ]  NO

If "YES," please describe:

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8. In advising the prospective Purchaser, will you rely in part on the prospective Purchaser's own expertise in certain areas or on the expertise of an additional Purchaser Representative or Representatives?

         [  ]  YES                  [  ]  NO

If "YES," please explain and provide the additional Purchaser Representatives' names and address:

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9. I understand that the Company will rely on the accuracy and completeness of my responses to the foregoing questions and the following representations:

(a) I will act as Purchaser Representative for the Purchaser in connection with his consideration of a possible investment as described in the Purchaser questionnaire.

(b) The answers to the above questions are complete and correct and the Company may rely upon them. I will immediately notify the Company of any material change in any statement made herein that occurs prior to the closing on the prospective Purchaser's securities of the Company.

(c) I personally (or, if I have answered "Yes" to question 8, together with the prospective Purchaser or the additional Purchaser Representative indicated) have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the prospective Purchaser's investment.

(d) Except as described in the Purchaser Representative Questionnaire, I will not receive any compensation for acting as Purchaser Representative in connection with this Offering from the Company or the officers, directors, employees, agents, controlling stockholders or their affiliates of the Company.

DATED: __________________________, 2001.

Signature of Purchaser Representative: _________________________________________

                                      B-20